CARBO

FRACPRO

Design the Frac
Build the Frac
Optimize the Frac

CARBO CERAMICS & TECHNOLOGIES

StrataGen

Production. Enhanced.

Production Enhancement ....provides industry leading technology for: Scotia Howard Weil 43 rd Annual Energy Conference March 25 th , 2015 Higher Production & EUR Exhibit 99.1

Forward Looking Statements
The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Any written or oral statements made by the Company or on behalf of the Company in conjunction with this presentation may include forward-looking statements which reflect the Company's current views with respect to future events and financial performance. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from such statements. This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning, among other things, the Company's prospects, developments and business strategies for its operations, all of which are subject to certain risks, uncertainties and assumptions. These risks and uncertainties include, but are not limited to, changes in overall economic conditions, changes in the cost of raw materials and natural gas used in manufacturing our products, changes in demand and prices charged for our products, changes in the demand for, or price of, oil and natural gas, risks of increased competition, technological, manufacturing, distribution and product development risks, loss of key customers, changes in government regulations, foreign and domestic political and legislative risks, the risks of war and international and domestic terrorism, risks associated with foreign operations and foreign currency exchange rates and controls, weather-related risks and other risks and uncertainties described in our publicly available filings with the Securities and Exchange Commission.  The words
"believe,” "expect,” "anticipate,” "project" and similar expressions identify forward-looking statements.
Participants are cautioned not to place undue reliance on these forward-looking statements, each of which speaks only as of the date the statement was made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
2

CARBO

FRACPRO

CARBO CERAMICS & TECHNOLOGIES

Design the Frac
Build the Frac
Optimize the Frac

StrataGen

Production. Enhanced.

•
Frac Conductivity &
Durability
•
Production Assurance
•
Flow Enhancement
•
Fracture Evaluation
•
Well Site Supervision
•
Frac Diagnostics & Optimization
•
Field Development Optimization
•
Reservoir & Formation Analysis
•
Frac Design
•
Economic Optimization
•
Reservoir Performance
•
Post Job Analysis
….a leading production enhancement company
Higher
Production &
EUR

Managing Through The Down-Cycle Actions

In the near term, we focus on being cash positive:
–
–
CARBO Down-Cycle Actions and Focus
CARBO will manage through this down-cycle, and will continue with its long term strategy
Reduce discretionary spending, and seek reduction in costs from our suppliers
Capex expenditures and dividend reductions implemented as part of cash preservation
Reducing the workforce. First quarter will include severance costs.
Right-size the organization to the industry’s activity levels
Mothballing, idling and slowing down production at our manufacturing facilities.
This results in under-absorbed / period costs (depreciation, natural gas commitments, fixed facility charges, etc.) that will burden the income statement.
Reduce inventory levels

Managing The Company For The Long Term Improving Well Production and EUR with Technology

Differentiate with Design-Build-Optimize The Frac technology strategy. Our multi-year effort to develop industry leading technology is starting to pay off.
–
KRYPTOSPHERE
is a “game-changer” proppant, Offshore E&P orders are growing
–
SCALEGUARD,
NRT,
RPM,
save money for E&P and are growing in client base
–
Other platform technologies are currently in field test
–
StrataGen leads as a “trusted advisor” to E&P.  Developing reputation as having the best people to increase well Production and EUR by using technology.
–
Fracpro continues to lead as the industry’s frac design software
Focus on growing ceramic proppant market share
Grow our sand business
Continue Falcon transition into products-based sales
Long Term Strategy and Focus
Longer term, we continue actions that keep us as the industry leader:

New Technology Growth Targets Product Revenue 330% 75% 35% 2014 2015 2016 2017 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90

9
Our technology is 100% focused on improving
Production and EUR
•
Frac with the right technology the first time, to maximize ROI
–
Re-fracs are a costly example of not doing it right the first time
•
Technology developed for “life of the well” to maximize EUR
•
Technology developed for quick payback (months not years)
•
Proppant-delivered platforms greatly improve the effectiveness of the technologies, and lowers the cost
•
Improves F&D costs $$/BOE……….and Lease Operating Expense (LOE)

Oil & Gas
Multiple transverse fractures
Wellhead
“Built To Last The Life Of The Well”
…..when we are done, the only thing left
is the well
and the proppant, make sure
it has a long productive life.
Reservoir

Design the Frac
Build the Frac
Optimize the Frac

Higher Production & EUR

CARBOHSP

CARBOPROP

CARBOLITE

CARBOECONOPROP

CARBOHYDROPROP

KRYPTOSPHERE

Proppant Delivered Technology Platforms
Proppant
Delivered
Production
Assurance
Proppant
Delivered
Flow
Enhancement
Proppant
Delivered
Fracture
Evaluation
Higher
EUR
Production
R.O.I.
Infused Chemical
Delivery System
Resin Coated Products
CARBOBOND
Ceramics

Conventional proppant
SCALEGUARD proppant
Produced water
Produced oil
Treated wellflow

•
Chemically infused porous proppant with
controlled release of scale inhibitor, into
the production stream
•
Industry’s most effective scale inhibition
due to controlled release
•
Increases Production and EUR, and
lowers LOE for E&P Operators
-
Provides production protection for
months/years
-
Reduces costly work-overs & pump
repairs
-
Prevent scaling damage from forming in
the frac
Production Assurance -
SCALEGUARD
Tubing with scale,
restricting production

Inhibitor Returns (ppm)
Total Inhibitor Returned (%)

Production. Enhanced.
CARBO

SCALEGUARD -
Long Life Protection
•
No production loss due to scaling, and lowers LOE
•
Controlled release working as designed
•
After 8 months, no scaling problems
•
Maintain scale control above an engineered
minimum inhibitor concentration
•
Projecting several years of inhibition
Uinta Basin Scale Inhibition Success
0
10
20
30
40
50
60
70
80
90
100
0
20
40
60
80
100
120
140
0 2000 4000 6000 8000 10000 12000 14000 16000 18000 20000
Cumulative Water Produced (bbl)

•
Reliable / controlled release of scale inhibitor from proppant pack
•
Remediate scale build up near perforations and wellbore
•
8 months without Scaling in tubulars / proppant pack
•
Eliminated workover operations @ $25,000 / quarter
•
Removed need for continuous chemical injection @ $2,500 / month
SCALEGUARD –
Lowers LOE

Flow Enhancement -
CARBORPM
•
Increases Production and EUR by
improving the permeability to
hydrocarbons in the propped fracture
•
Minimize capillary pressures in propped
fracture with neutral wettability
•
Increase effective fracture conductivity
–
Improve fracture clean-up
–
Reduce multiphase flow effects
•
Recent activity in Permian basin for several
operators has shown favorable results

FAR DETECTOR
NEAR DETECTOR
NEUTRON PULSER

Figure 5. Integrated HFS diagnostic results (Stage 9-2011). Only two of the sands show evidence of effective stimulation. These match the gas entries shown by PLT (perforations 9-1 and 9-2). Both NRT and early warm-back data from DTS indicate a limited frac height.

Production. Enhanced.

CARBO®

16
Fracture Evaluation -
CARBONRT
• Identifying proppant placement, helps
identify production improvement
• Non-radioactive tagged proppant
–
Environmentally friendly, manufactured into
proppant grains
–
Direct measurement of proppant placement
• In vertical wells, measurement of
fracture height allows estimate of
fracture geometry
• In horizontal wells, helps determine
stage spacing and coverage
• Integrate with other measurements
–
Surface & downhole microseismic
–
Fiber optic temperature & acoustics
SPE 168603, Shell Pinedale

Well Production - Hierarchy of Proppant Value
Chart prepared by and
property of CARBO Ceramics Inc.
Highest Conductivity Highest Production, EUR, ROI
Mono-sized
Spherical
Smooth surface
Low beta
Low steel erosivity
Quality Ceramic
Standard Ceramic
Chinese, Russian, Brazilian
Ultra-conductivity
More uniform flow path
More durability
Precision-engineered
Variable conductivity
Poor Quality
Conductivity = Permeability of the frac x width of the frac = K frac
x W
frac
Low density
Ultimate-high strength
Ultra-high strength
Very-high strength
High conductivity
Medium density
High density
Medium strength
Irregular size & shape
Medium conductivity
Resin-coated Sand
Low strength
Irregular size
& shape
Low conductivity
Sand
CARBOLITE

Originally developed for deep water
and ultra-high stress formations.
Have since developed it into a family of
products to address other reservoir
conditions.
Ultra-conductive ultra-high strength
proppant technology

API/ISO Measured Conductivity @ 20,000 psi

Production. Enhanced.

KRYPTOSPHERE HD
KRYPTOSPHERE
is a paradigm shift in improved Conductivity
Competitors Bauxite •
Superior Shape, Surface,
Microstructure, and Durability
•
KRYPTOSPHERE
HD is the
strongest, highest conductivity
Proppant commercially available
today for the industry’s deepest,
highest stress wells
•
Tested successfully @30,000 psi
(industry API RP19C crush test)
•
KRYPTOSPHERE
HD has 4 times
the conductivity of competitors
Bauxite Proppant @20,000 psi
4 times the
conductivity
after cyclic
loading
0
1
2
3
4
KRYPTOSPHERE
HD25
Competitors
Bauxite

“Proppant is one of the biggest factors in
determining Production and EUR in fracture
stimulated wells.  It is important that E&P
Operators know what proppant is being
used in their wells.  Make sure you are
getting the Conductivity and Quality you are
paying for.”

KRYPTOSPHERE HD
KRYPTOSPHERE MD
KRYPTOSPHERE LD
KRYPTOSPHERE
TECHNOLOGY
CARBOLITE
CARBOECONOPROP

Production. Enhanced.

Do You Know What Proppant Is Going In Your Well?
Chart prepared by and
property of CARBO Ceramics Inc.
Highest Conductivity Highest Production, EUR, ROI
Mono-sized
Spherical
Smooth surface
Low beta
Low erosivity
Quality Ceramic
Standard Ceramic
Chinese, Russian,
Brazilian
Ultra-conductivity
More uniform flow path
More durability
Precision-engineered
Variable conductivity
Poor quality
Conductivity = Permeability of the frac x width of the frac = K frac
x W
frac
Low density
Ultimate-high strength
Ultra-high strength
Very-high strength
High conductivity
Medium density
High density
Are you getting what you
paid for here?

Production & EUR is sacrificed using low quality Chinese ceramic
Three Bakken field samples of low quality Chinese ceramic:
IDC = Intermediate Density Ceramic
Production & EUR
Loss due to Poor
Quality:
•
Irregular Size &
Shape reducing
flowrates
•
Rough Surface
reducing flowrates
•
High Internal Porosity
leads to Low
Strength & Crushing
as Closure Stress
Increases
•
All lead to Reduced
Frac Conductivity
Bottom Row Represents Whole Pellet Cross Sections
Chinese 20/40 IDC
Supplier A
Chinese 20/40 IDC
Supplier B
Chinese 20/40 IDC
Supplier C

CARBOLITE
versus Chinese Ceramic
Three Bakken field samples of low quality Chinese ceramic:
IDC = Intermediate Density Ceramic
Bottom Row Represents Whole Pellet Cross Sections
CARBOLITE
20/40 Chinese 20/40 IDC
Supplier A
Chinese 20/40 IDC
Supplier B
Chinese 20/40 IDC
Supplier C

CARBOLITE
versus Brazilian & Russian Ceramic
Two Brazilian & one Russian field samples of low quality ceramic proppant:
Field Samples #B1 taken in South Texas;
#B2, #R1 taken in North Dakota
LDC = Low Density Ceramic
Bottom Row Represents Whole Pellet Cross Sections
CARBOLITE
20/40
Brazilian 20/40 LDC
# B1
Brazilian 20/40 LDC
# B2
Russian  20/40 LDC
# R1

25
Bakken Operator                       CARBO
vs Chinese
30 Day Cum Oil
*EUR
6 wells with
CARBOECONOPROP
low
density ceramic (LDC)
4 wells with Chinese
intermediate density
ceramic (IDC)
Frac Design (per well)
~ 24 stages
~  3 million lbs
*Operator projected EUR
from early time data
+20%
+120,000
bbl Oil
ECONOPROP
Average
Chinese IDC
Average
Chinese IDC
Average
ECONOPROP
Average
0
2
4
6
8
10
12

Stakeholder Value
Measurement
American Made
Ceramic Proppant
Low Quality Chinese
Ceramic Proppant
E&P Operators Production & EUR Higher Lower
Less BOE produced,
due to poor quality
of proppant
E&P Operators Natural Gas
Consumption
Higher Zero
Due to being
manufactured in
China
USA American Jobs Higher
Made in AL, AR, GA, LA
Zero
Made in China
26
America’s Energy Renaissance …..“Made in America”

“Over 150 SPE papers have been written
documenting the benefits of increased conductivity
on well Production and EUR.  Generally, the payout
on the additional Proppant investment is less than
3 - 6 months, and increases Production and EUR in a
range of 20% to 100%.”
Case Histories

Contact Area
More Stimulated Reservoir Volume = Higher EUR
Convergent Flow, High Velocity & Delta P
To be economical, low perm reservoirs
require large contact areas to drain
Create many transverse fracs, in a
horizontal well
Create complex fractures by using tech
niques such as slickwater, more stages,
& more perf density to enable more
frac initiation points
Complex network fracture creation is
dependent on formation factors,
including brittleness
Convergent Flow from Transverse Fracs
creates enormous flow velocity near
wellbore, and choke points
Overcome convergent flow issues with
high conductivity tail-in proppant
Overcome the reduced flowrates caused
by multi-phase flow in these liquid rich
reservoirs, with high conductivity
proppant
The proppant needs to be durable to with
stand the closure stress and cyclic loading
Conductivity …for “Life of Well”

Is Your Well Built On Sand Foundations?

Conductivity (md-ft)

30-Day BOE, 60-Day BOE, 90-Day BOE, 6-Month BOE, 1-Year BOE, 2-Year BOE
200,000
180,000
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
17,784
24,520
34,070
42,748
48,629
56,880
83,372
87,835
129,942
119,130
189,717
129,674
30-Day BOE
60-Day BOE
90-Day BOE
6-Month BOE
1-Year BOE
2-Year BOE

Closure Stress  (psi)
Reference conductivity - does not include effects of non-darcy flow, multi-phase flow, gel damage, etc.
Smaller mesh size
proppant, has much
lower Conductivity
Small-Mesh Operators
Other Operators
Eagle Ford – Small Mesh Sand Evaluation
…..100 mesh sand can reduce EUR
Source: Public Production Database – Eagle Ford Basin
0
1,000
2,000
3,000
4,000
5,000
6,000
6,000 8,000 10,000
CARBOLITE 20/40
CARBOLITE 30/50
White Sand 20/40
White Sand 30/50
White Sand 40/70
100 Mesh Sand

Cumulative Production (BOE)

Production. Enhanced.

Permian Basin - Wolfcamp Operators, Ward County
Ceramic wells
out produce
offset RCS
wells by 45%
Note:
Production
Only – 1 yr
Ceramic
Production
Gains
Net $ Gain
@ $40 Oil,
$3 Gas
Ceramic vs
Sand
74,870 bbls $2,560,000
Ceramic vs
RCS
56,610 bbls $1,855,000
183,097
126,482
108,229
0
20,000
40,000
60,000
80,000
100,000
120,000
140,000
160,000
180,000
200,000
0 2 4 6 8 10 12
Time (months)
Low Density Ceramic - 7 Wells
RCS - 9 Wells
Sand - 21 Wells

Permian Basin - Bone Spring Operators, Lea County
Ceramic wells
out produce
offset Sand
wells by 42%
Note: Oil
Production
Only - 14 mo
Ceramic
Production
Gains
Net $ Gain
@ $75 Oil
Ceramic vs
Sand
21,980 bbls $1,650,000
Ceramic vs
RCS
32,110 bbls $2,410,000
74,682
42,571
52,702
0
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000
90,000
100,000
0 2 4 6 8 10 12 14
Time (months)
CARBOLITE/CARBOECONOPROP (3 wells)
RCS (4 wells)
Sand (19 wells)

Cumulative Production (BOE)

Production. Enhanced.

Permian Basin - Bone Spring Operators, Lea County
Ceramic wells
out produce
offset Sand
wells by 32%
Note:
Production
Only - 6 mo
Ceramic
Production
Gains
Net $ Gain
@ $40 Oil,
$3 Gas
Ceramic vs
Sand
18,391 bbls $675,000
Ceramic vs
RCS
42,286 bbls $1,560,000
76,522
34,236
58,131
0
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000
90,000
0 1 2 3 4 5 6 7
Time (months)
Low Density Ceramic - 11 Wells
RCS - 6 Wells
Sand - 16 Wells

Thousands
6 Mo Cum Oil (bbl)
Increasing Recovery and NPV
NPV ($M)

Production. Enhanced.

Initial Wells Tested Sand Tested More Stages Today’s Design
Stages 20 20 30 30
Proppant Type
Ceramic
Sand Sand
Ceramic
Well Cost $5.5M $5.0M $5.4M $6.7M
Model EUR 409 MBO 359 MBO 469 MBO 605 MBO
Pay Out 14.8 mo 15.5 mo 12.6 mo 12.5 mo
Well Count 5 63 42 8
Bakken Operator – Optimizing Completion Design
6 Month
Production
Gain
~ 30,000
bbl  oil per
well
Net $ Gain
@  $50 oil
$1,500,000
Payout on
Conductivity
~ 5 Months
92%
34
27
32
62
$0
$2
$4
$6
$8
$10
$12
$14
$16
0
10
20
30
40
50
60
70
Conductivity Low Cost Contact Area Contact & Conductivity
6 Mo Cum Oil
NPV ($M)

Cumulative Oil Production (bbls)

Production. Enhanced.

Bakken - Statoil                              Mountrail County
Note:  Oil
Production
Only
Production
Gains
Net $ Gain
@ $75 Oil
6 Months 54,000 bbls $4,050,000
36 Months 92,000 bbls $6,900,000
Ceramic wells
out produce
offset Sand
wells by 42%
SPE Paper 134595 & 146376 – Brigham Exp/Statoil
Conductivity investment payback < 4 mo
118,992
309,781
65,064
217,824
0
50,000
100,000
150,000
200,000
250,000
300,000
350,000
0 6 12 18 24 30 36
Months
White Sand  (12 wells)
CARBO ECONOPROP (7 wells)

Bakken - Liberty Resources            Williams County
Source: Bakken/Three Forks American Business Conference
180 Day
Cum Oil
81,000 73,000 56,500
•
Liberty Resources has
lead the way in
increasing Contact
Area and
Conductivity
•
Higher well
production results
compared to offset
wells, has verified the
technical success of
their completions

Eagle
Ford
Operator – Optimizing Completion Design
Original Design Incr Length, Stages, Sand Incr Length, Stages, Ceramic
Avg # Stages 19 25 29
Proppant Type
Ceramic
Sand
Ceramic
Lbs Prop/Feet of lateral 1,312 2,533 1,402
Well Count 13 3 2
* Public production data
28,860
35,100
66,300
0
10,000
20,000
30,000
40,000
50,000
60,000
70,000
Conductivity Design (Ceramic) Increased Contact Design  (Sand) Increased Contact & Conductivity
(Ceramic)
90 Day Cum Oil
Significant uplift to optimizing
contact and conductivity

Cumulative Production (MMCF), per well avg.

Production. Enhanced.

Haynesville – High Stress Reservoirs Need Ceramic
SPE Paper 160206
3
CARBOHYDROPROP
40% Tail-in (20 wells)
Resin Coated Sand 40% Tail-in (33 wells)
* Public production data
48 Month
Production
Gain
0.52 BCF
per well
Net $ Gain @
$4.00 NG
$2,070,000
Payout on
Conductivity
< 3 Months
24%
0
500,000
1,000,000
1,500,000
2,000,000
2,500,000
3,000,000
0 10 20 30 40 50 60
603,445
2,672,809
462,783
2,155,748
Months After Initial Production

CARBOECONOPROP
White Sand (Normalized)
2.4 x increase in sand/ft lateral yields 32% less Production
Ceramic well
out produces
offset Sand
well by 32%
Lateral Length
(feet)
Proppant
(Million lbs)
Frac Stages
Number
Cumulative Gas
Normalized on 6,800 Lateral
CARBOECONOPROP
6,800 5.5 27 2.12  BCF
White Sand 9,000 17.0 38 1.61  BCF
Cost Neutral Design….Ceramic outperforms Sand
NorthEast, Belmont County
0
500,000
1,000,000
1,500,000
2,000,000
2,500,000
0 1 2 3 4 5 6 7 8
Months
Gas
Production
Only
Production
Gains
Net $ Gain
@ $3/MCF
8 months 0.51 BCF $1,530,000

The Industry Down-Cycle Business Impacts Industry Impact On Our Results

Industry Down-Cycle Business Impacts
With oil price down ~50%, and natural gas pricing expected to remain low:
The decline in rig count has been very large, and very fast.  Lower 48 down ~
50%
E&P Operators are not completing (fracturing) all the wells they are drilling
–
Backlog of drilled but uncompleted wells growing
E&P Operators are doing every thing they can to lower well cost. Some have stopped using ceramic and are using sand for completions to lower cost, regardless of the negative impact on well production.
With the over-supply of all proppant in the market, pricing is under pressure.
This includes ceramic, resin-coated sand, and sand.
Ceramic sales are impacted in excess of the decline in rig count

CARBO Down-Cycle Actions and Focus
In the near term, we focus on being cash positive:
Reduce inventory levels
–
Mothballing, idling and slowing down production at our manufacturing facilities. This results in under-absorbed / period costs (depreciation, natural gas commitments, fixed facility charges, etc.) that will burden the income statement.
Right-size the organization to the industry’s activity levels
–
Reducing the workforce. First quarter will include severance costs.
Capex expenditures and dividend reductions implemented as part of cash preservation
Reduce discretionary spending, and seek reduction in costs from our suppliers
CARBO will manage through this down-cycle, and will continue with its long term strategy

“We are building an enduring company that withstands the large industry cycles, by focusing on improving well Production and EUR through continuous development of industry leading technology.”